                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 9, 1997



                        GREEN TREE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      01-08916                41-1807858
----------------------------    ------------------------    -------------------
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable


ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable


ITEM 5.  Other Events.
-------  ------------

         Not applicable.


ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable


ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                      99.A Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 10, 1997               GREEN TREE FINANCIAL CORPORATION



                                    By: /s/ Scott T. Young
                                       _____________________________
                                       Scott T. Young
                                       Vice President and Controller

  INDEX TO EXHIBITS


  Exhibit
  -------
  Number                                                                    Page
  ------                                                                    ----

   99.A          Form T-1 Statement of Eligibility Under the
                 Trust Indenture Act of 1939.